EXHIBIT 10.1

                              ASSIGNMENT AGREEMENT

KNOW  ALL  MEN  BY  THESE  PRESENT:

THAT, CYBER MERCHANTS EXCHANGE, INC., a California corporation with offices at 600 South Lake Ave., Suite 405, Pasadena, CA 91106 (herein the "Undersigned"), in consideration of One ($1.00) Dollar paid to the Undersigned by BANK SINOPAC with address at 9-1 CHIEN KUO N. ROAD, SEC. 2, TAIPEI, TAIWAN (herein the
                   -------------------------------------------------
"Bank") and for other good and valuable consideration, the receipt whereof is hereby acknowledged, does hereby irrevocably assign and transfer to the Bank, and does hereby grant to the Bank a security interest to the extent of ninety-five percent (95%) of the proceeds or monies due to the Undersigned under the Factoring Agreement between the Undersigned and THE CIT GROUP/COMMERCIAL SERVICES, INC., with address at 300 S. Grand Avenue, Los Angeles, California 90071, (herein the "Factor".) dated Nov. 10, 2000, and any amendments,
                                         ---------------
supplements, modifications, extensions and renewals thereof (herein the "Factoring Agreement") as the Factoring Agreement relates solely to the Undersigned's Bank SinoPac Account # maintained by CIT (the "SinoPac Proceeds").

This assignment and transfer is made to the Bank, its successors, endorsers or assigns, as collateral security for the payment of any all liabilities and obligations of the Undersigned to the Bank and any claims of the Bank against the Undersigned, whether now existing or hereafter incurred whether originally contracted with the Bank and/or with another and now or hereafter owing to or acquired by the Bank, whether contracted by the Undersigned alone or jointly and/or severally with another or others, and whether absolute or contingent, secured or unsecured, matured or unmatured (all of the foregoing being herein called "Obligations").

The Factor is hereby directed: to remit ninety five percent (95%) of the SinoPac Proceeds when due and payable under the Factoring Agreement (subject to the reserve, if any, which the Factor in its sole discretion may decide to retain, and subject to all of the Factor's other rights under the Factoring Agreement including Factor's right to chargeback as set forth in the Factoring Agreement) directly and solely to the Bank; to furnish the Bank with copies of the accounts current with respect to the SinoPac Proceeds rendered by the Factor to the Undersigned; and to recognize the Bank's claims and rights hereunder without investigating the reason for any action taken by the Bank, or the validity of the amount of any Obligations, or the existence of any default or the application to be made by the Bank of any of the sums paid hereunder. Checks or other transfers for all or any part of the sums payable under this Assignment shall be to the sole and exclusive order of the Bank and the Factor shall be released and discharges to the extent of any payment made to the Bank upon the sole receipt of such funds by the Bank.


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The  Bank  and  the  Undersigned  warrant  and represent to the Factor that this
Assignment, transfer and security interest is validly perfected in all respects pursuant to the Uniform Commercial Code or other applicable law, and the Bank alone is entitled to receive ninety five percent (95%) of all SinoPac Proceeds otherwise available to the Undersigned, pursuant to the aforementioned Factoring Agreement. The Bank hereby agrees to indemnify and to hold the Factor harmless from any and all liability or expense which may be incurred by reason of: the Factor's recognition of the Assignment and security interest herein contained and the making of remittances to the Bank as herein provided.

This Assignment is to continue in effect until written notice of termination is served by any one of the parties hereto on the others, but such termination shall not affect the assignment to the Bank of the Bank's rights to receive any balances, as herein provided for which an account current has been rendered to the Bank prior to the date of termination.

This Agreement is not in any way intended to limit any agreement contained in any note or other instrument taken in connection with any of the Obligations of the Undersigned to the Bank, and shall in all respects be cumulative thereto. No executory agreement shall be effective to change, modify or discharge, in whole or in part, this Assignment unless such executory agreement is in writing and signed by the Bank and the Factor.

This  Agreement  shall  be  governed  by  the  laws  of the State of California.

Dated  at  Los  Angeles,  California  on  this  16th  day  of  November,  2000.

                              CYBER  MERCHANTS  EXCHANGE,  INC.

                              By:  /s/   John  F.  Busey
                                  -----------------------------
                              Name:  John  F.  Busey
                              Title:  President


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Assignment  Accepted:

BANK  SINOPAC

By:  /s/  Angus  Young
   -----------------------
Name:  Angus  Chen
Title:  Senior Executive Vice President

RECEIPT is hereby acknowledged of a signed copy of the Assignment Agreement between CYBER MERCHANTS EXCHANGE, INC. and BANK SINOPAC and we hereby agree to honor same.

                                        THE  CIT  GROUP/
                                        COMMERCIAL  SERVICES,  INC.

                                        By:  /s/  Sydnee  Breuer
                                           ------------------------
                                        Name:  Sydnee  Breuer
                                        Title:     Vice  President


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